                                                                      EXHIBIT 99

                                 BAFC021 -- A2

 Balance          $50,000,000.00      Delay                     19
 Coupon           7.00000             Dated                     05/01/2002
 Settle           05/30/2002          First Payment             06/20/2002

     Price        25 PPC         50 PPC        75 PPC        100 PPC       125 PPC       150 PPC        175 PPC        200 PPC

                          Yield          Yield         Yield         Yield         Yield         Yield          Yield          Yield
         101-20+          6.707          6.473         6.216         5.950         5.672         5.379          5.068          4.738
         101-24+          6.682          6.435         6.162         5.880         5.585         5.274          4.944          4.594
         101-28+          6.658          6.396         6.108         5.810         5.498         5.169          4.820          4.450
         102-00+          6.634          6.358         6.054         5.740         5.411         5.064          4.697          4.307
         102-04+          6.610          6.320         6.000         5.670         5.325         4.960          4.574          4.164
         102-08+          6.586          6.282         5.946         5.600         5.238         4.856          4.451          4.021
         102-12+          6.562          6.244         5.893         5.531         5.152         4.752          4.328          3.879
         102-16+          6.538          6.206         5.839         5.461         5.066         4.648          4.206          3.737
         102-20+          6.515          6.168         5.786         5.392         4.980         4.545          4.084          3.596
         102-24+          6.491          6.130         5.733         5.323         4.894         4.442          3.963          3.455
         102-28+          6.467          6.093         5.680         5.254         4.809         4.339          3.841          3.314
         103-00+          6.443          6.055         5.627         5.185         4.723         4.236          3.720          3.173
         103-04+          6.420          6.017         5.574         5.116         4.638         4.134          3.600          3.033
         103-08+          6.396          5.980         5.521         5.048         4.553         4.031          3.479          2.893
         103-12+          6.373          5.942         5.468         4.979         4.469         3.929          3.359          2.754
         103-16+          6.349          5.905         5.416         4.911         4.384         3.828          3.239          2.615
         103-20+          6.326          5.868         5.363         4.843         4.300         3.726          3.119          2.476
         103-24+          6.302          5.831         5.311         4.775         4.215         3.625          3.000          2.338
         103-28+          6.279          5.794         5.258         4.707         4.131         3.524          2.881          2.200
         104-00+          6.256          5.757         5.206         4.640         4.047         3.423          2.762          2.062
         104-04+          6.232          5.720         5.154         4.572         3.964         3.322          2.643          1.924
         104-08+          6.209          5.683         5.102         4.505         3.880         3.222          2.525          1.787
         104-12+          6.186          5.646         5.051         4.438         3.797         3.122          2.407          1.650
         104-16+          6.163          5.609         4.999         4.370         3.714         3.022          2.290          1.514
         104-20+          6.140          5.573         4.947         4.303         3.631         2.922          2.172          1.378

             WAL          7.171          3.922         2.613         1.947         1.537         1.257          1.054          0.899
        Mod Durn          5.106          3.213         2.281         1.757         1.417         1.178          0.999          0.861
Principal Window  Jun02 - Sep19  Jun02 - Jul12 Jun02 - Oct08 Jun02 - Jan07 Jun02 - Jan06 Jun02 - May05  Jun02 - Nov04  Jun02 - Jul04

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appe this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participa preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction

                                 BAFC021 -- A2

Balance        $50,000,000.00          Delay                   19
Coupon         7.00000                 Dated                   05/01/2002
Settle         05/30/2002              First Payment           06/20/2002

     Price      25 PPC      50 PPC     75 PPC     100 PPC    125 PPC      150 PPC      175 PPC      200 PPC


Treasury        Mat    0.5YR      2YR    5YR     10YR     30YR
                Yld     1.92     3.37   4.55     5.23     5.72

    Swap        Mat    0.5YR       2YR  2.89YR     3YR      4YR       5YR
                Yld    2.364     3.895   4.432   4.498    4.818     5.101


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appe this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participa preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction

                                  BAFC021 -- A3

Balance           $14,114,000.00       Delay                 19
Coupon            7.00000              Dated                 05/01/2002
Settle            05/30/2002           First Payment         06/20/2002

   Price            25 PPC        50 PPC        75 PPC        100 PPC        125 PPC        150 PPC       175 PPC        200 PPC
                          Yield         Yield         Yield         Yield          Yield          Yield         Yield          Yield
          100-02          7.063         7.054         7.039         7.019          6.996          6.974         6.951          6.928
          100-06          7.051         7.040         7.021         6.994          6.965          6.936         6.908          6.877
          100-10          7.040         7.026         7.003         6.970          6.934          6.899         6.864          6.827
          100-14          7.028         7.012         6.985         6.946          6.903          6.862         6.821          6.776
          100-18          7.017         6.998         6.966         6.922          6.872          6.825         6.777          6.726
          100-22          7.005         6.984         6.948         6.898          6.841          6.788         6.734          6.676
          100-26          6.994         6.970         6.930         6.873          6.811          6.751         6.691          6.626
          100-30          6.983         6.956         6.912         6.849          6.780          6.714         6.647          6.576
          101-02          6.971         6.942         6.894         6.825          6.749          6.677         6.604          6.526
          101-06          6.960         6.928         6.876         6.801          6.719          6.640         6.561          6.476
          101-10          6.948         6.915         6.858         6.778          6.688          6.604         6.518          6.426
          101-14          6.937         6.901         6.840         6.754          6.658          6.567         6.475          6.377
          101-18          6.926         6.887         6.822         6.730          6.628          6.530         6.432          6.327
          101-22          6.915         6.873         6.804         6.706          6.597          6.494         6.390          6.277
          101-26          6.903         6.859         6.786         6.682          6.567          6.457         6.347          6.228
          101-30          6.892         6.846         6.768         6.658          6.537          6.421         6.304          6.179
          102-02          6.881         6.832         6.750         6.635          6.506          6.384         6.262          6.129
          102-06          6.870         6.818         6.732         6.611          6.476          6.348         6.219          6.080
          102-10          6.858         6.805         6.714         6.587          6.446          6.312         6.177          6.031
          102-14          6.847         6.791         6.697         6.564          6.416          6.276         6.134          5.982
          102-18          6.836         6.777         6.679         6.540          6.386          6.239         6.092          5.933
          102-22          6.825         6.764         6.661         6.517          6.356          6.203         6.049          5.884
          102-26          6.814         6.750         6.644         6.493          6.326          6.167         6.007          5.835
          102-30          6.803         6.737         6.626         6.470          6.296          6.131         5.965          5.786
          103-02          6.792         6.723         6.608         6.446          6.266          6.095         5.923          5.738

             WAL         21.607        14.840         9.877         6.686          4.923          3.951         3.300          2.803
        Mod Durn         10.841         8.881         6.817         5.135          4.029          3.345         2.856          2.469
Principal Window  Sep19 - Aug28 Jul12 - Jan24 Oct08 - Feb19 Jan07 - Apr14  Jan06 - May09  May05 - Aug07 Nov04 - Sep06  Jul04 - Feb06

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appe this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participa preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction

                                 BAFC021 -- A3

Balance      $14,114,000.00               Delay                   19
Coupon       7.00000                      Dated                   05/01/2002
Settle       05/30/2002                   First Payment           06/20/2002

   Price   25 PPC   50 PPC  75 PPC   100 PPC  125 PPC  150 PPC  175 PPC  200 PPC

      Treasury    Mat   0.5YR     2YR     5YR   10YR    30YR
                  Yld    1.92    3.37    4.55   5.23    5.72

          Swap    Mat   0.5YR     2YR  2.89YR    3YR     4YR     5YR
                  Yld   2.364   3.895   4.432  4.498   4.818   5.101

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appe this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participa preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction

                                BAFC021 -- SUBORD

Balance    $6,169,788.02     Delay           19
Coupon     7.00000           Dated           05/01/2002
Settle     05/30/2002        First Payment   06/20/2002

 Price          25 PPC         50 PPC        75 PPC         100 PPC        125 PPC       150 PPC        175 PPC       200 PPC

                         Yield         Yield         Yield          Yield          Yield         Yield          Yield         Yield
           90-08         8.299         8.422         8.523          8.607          8.677         8.739          8.792         8.883
           90-12         8.282         8.403         8.502          8.585          8.655         8.715          8.768         8.857
           90-16         8.265         8.384         8.482          8.564          8.633         8.692          8.744         8.832
           90-20         8.247         8.365         8.462          8.542          8.610         8.669          8.720         8.807
           90-24         8.230         8.346         8.442          8.521          8.588         8.645          8.696         8.782
           90-28         8.213         8.327         8.421          8.499          8.565         8.622          8.672         8.756
           91-00         8.196         8.309         8.401          8.478          8.543         8.599          8.648         8.731
           91-04         8.179         8.290         8.381          8.457          8.521         8.576          8.625         8.706
           91-08         8.162         8.271         8.361          8.436          8.499         8.553          8.601         8.681
           91-12         8.145         8.253         8.341          8.414          8.477         8.530          8.577         8.656
           91-16         8.128         8.234         8.321          8.393          8.454         8.507          8.553         8.631
           91-20         8.112         8.215         8.301          8.372          8.432         8.484          8.530         8.607
           91-24         8.095         8.197         8.281          8.351          8.410         8.461          8.506         8.582
           91-28         8.078         8.178         8.261          8.330          8.388         8.439          8.483         8.557
           92-00         8.061         8.160         8.241          8.309          8.366         8.416          8.459         8.532
           92-04         8.044         8.142         8.222          8.288          8.345         8.393          8.436         8.507
           92-08         8.028         8.123         8.202          8.267          8.323         8.370          8.412         8.483
           92-12         8.011         8.105         8.182          8.247          8.301         8.348          8.389         8.458
           92-16         7.994         8.087         8.163          8.226          8.279         8.325          8.365         8.434
           92-20         7.978         8.068         8.143          8.205          8.257         8.303          8.342         8.409
           92-24         7.961         8.050         8.123          8.184          8.236         8.280          8.319         8.385
           92-28         7.945         8.032         8.104          8.164          8.214         8.258          8.296         8.360
           93-00         7.928         8.014         8.084          8.143          8.192         8.235          8.273         8.336
           93-04         7.912         7.996         8.065          8.122          8.171         8.213          8.249         8.312
           93-08         7.896         7.978         8.045          8.102          8.149         8.190          8.226         8.287

             WAL        15.262        12.728        11.120         10.044          9.285         8.723          8.288         7.655
        Mod Durn         8.055         7.319         6.810          6.438          6.155         5.930          5.745         5.458
Principal Window Jun02 - Oct31 Jun02 - Oct31 Jun02 - Oct31  Jun02 - Oct31  Jun02 - Oct31 Jun02 - Oct31  Jun02 - Oct31 Jun02 - Oct31

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appe this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participa preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction

                               BAFC021 -- SUBORD

Balance         $6,169,788.02        Delay              19
Coupon          7.00000              Dated              05/01/2002
Settle          05/30/2002           First Payment      06/20/2002

     Price      25 PPC     50 PPC     75 PPC     100 PPC     125 PPC     150 PPC     175 PPC     200 PPC

          Treasury        Mat  0.5YR     2YR      5YR    10YR     30YR
                          Yld   1.92    3.37     4.55    5.23     5.72

               Swap       Mat  0.5YR     2YR   2.89YR     3YR      4YR      5YR
                          Yld  2.364   3.895    4.432   4.498    4.818    5.101

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appe this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participa preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction

                                BAFC021 -- SUBORD

Balance              $6,169,788.02             Delay                  19
Coupon               7.00000                   Dated                  05/01/2002
Settle               05/30/2002                First Payment          06/20/2002

   Price           25 PPC        50 PPC         75 PPC       100 PPC       125 PPC        150 PPC        175 PPC        200 PPC

                         Yield         Yield          Yield         Yield         Yield          Yield          Yield          Yield
           99-09         7.144         7.148          7.152         7.155         7.158          7.160          7.162          7.165
           99-13         7.129         7.132          7.134         7.136         7.138          7.139          7.141          7.143
           99-17         7.115         7.116          7.117         7.118         7.118          7.119          7.120          7.120
           99-21         7.100         7.099          7.099         7.099         7.099          7.099          7.098          7.098
           99-25         7.085         7.083          7.082         7.080         7.079          7.078          7.077          7.076
           99-29         7.070         7.067          7.064         7.062         7.060          7.058          7.057          7.054
          100-01         7.056         7.051          7.047         7.043         7.040          7.038          7.036          7.032
          100-05         7.041         7.035          7.029         7.025         7.021          7.018          7.015          7.010
          100-09         7.027         7.018          7.012         7.006         7.001          6.997          6.994          6.988
          100-13         7.012         7.002          6.994         6.988         6.982          6.977          6.973          6.966
          100-17         6.997         6.986          6.977         6.969         6.963          6.957          6.952          6.944
          100-21         6.983         6.970          6.960         6.951         6.943          6.937          6.931          6.922
          100-25         6.968         6.954          6.942         6.933         6.924          6.917          6.911          6.900
          100-29         6.954         6.938          6.925         6.914         6.905          6.897          6.890          6.878
          101-01         6.940         6.922          6.908         6.896         6.886          6.877          6.869          6.856
          101-05         6.925         6.906          6.891         6.878         6.867          6.857          6.849          6.835
          101-09         6.911         6.890          6.874         6.859         6.847          6.837          6.828          6.813
          101-13         6.896         6.875          6.856         6.841         6.828          6.817          6.808          6.791
          101-17         6.882         6.859          6.839         6.823         6.809          6.797          6.787          6.770
          101-21         6.868         6.843          6.822         6.805         6.790          6.778          6.767          6.748
          101-25         6.854         6.827          6.805         6.787         6.771          6.758          6.746          6.726
          101-29         6.839         6.811          6.788         6.769         6.752          6.738          6.726          6.705
          102-01         6.825         6.796          6.771         6.751         6.733          6.718          6.705          6.683
          102-05         6.811         6.780          6.754         6.733         6.714          6.699          6.685          6.662
          102-09         6.797         6.764          6.737         6.715         6.696          6.679          6.665          6.640

             WAL        15.262        12.728         11.120        10.044         9.285          8.723          8.288          7.655
        Mod Durn         8.525         7.707          7.138         6.723         6.408          6.160          5.957          5.644
Principal Window Jun02 - Oct31 Jun02 - Oct31  Jun02 - Oct31 Jun02 - Oct31 Jun02 - Oct31  Jun02 - Oct31  Jun02 - Oct31  Jun02 - Oct31

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appe this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participa preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction

                               BAFC021 -- SUBORD

Balance             $6,169,788.02           Delay                  19
Coupon              7.00000                 Dated                  05/01/2002
Settle              05/30/2002              First Payment          06/20/2002

     Price      25 PPC        50 PPC         75 PPC       100 PPC        125 PPC         150 PPC         175 PPC         200 PPC

        Treasury        Mat   0.5YR      2YR      5YR    10YR    30YR
                        Yld    1.92     3.37     4.55    5.23    5.72


          Swap          Mat   0.5YR      2YR   2.89YR     3YR     4YR     5YR
                        Yld   2.364    3.895    4.432   4.498   4.818   5.101

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appe this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participa preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction

                                BAFC021 -- SUBORD

Balance          $6,169,788.02          Delay                19
Coupon           7.00000                Dated                05/01/2002
Settle           05/30/2002             First Payment        06/20/2002

     Price          25 PPC        50 PPC         75 PPC       100 PPC       125 PPC       150 PPC        175 PPC        200 PPC

                          Yield         Yield          Yield         Yield         Yield         Yield          Yield          Yield
           98-04          7.282         7.301          7.317         7.330         7.341         7.350          7.359          7.373
           98-08          7.267         7.285          7.299         7.311         7.321         7.330          7.337          7.350
           98-12          7.252         7.268          7.281         7.292         7.301         7.309          7.316          7.328
           98-16          7.237         7.251          7.263         7.273         7.281         7.288          7.295          7.305
           98-20          7.222         7.235          7.245         7.254         7.261         7.268          7.273          7.283
           98-24          7.207         7.218          7.227         7.235         7.242         7.247          7.252          7.260
           98-28          7.192         7.202          7.210         7.216         7.222         7.226          7.231          7.238
           99-00          7.178         7.185          7.192         7.197         7.202         7.206          7.209          7.215
           99-04          7.163         7.169          7.174         7.179         7.182         7.185          7.188          7.193
           99-08          7.148         7.153          7.156         7.160         7.163         7.165          7.167          7.171
           99-12          7.133         7.136          7.139         7.141         7.143         7.144          7.146          7.148
           99-16          7.118         7.120          7.121         7.122         7.123         7.124          7.125          7.126
           99-20          7.103         7.104          7.104         7.104         7.104         7.104          7.104          7.104
           99-24          7.089         7.087          7.086         7.085         7.084         7.083          7.083          7.082
           99-28          7.074         7.071          7.069         7.066         7.065         7.063          7.062          7.059
          100-00          7.059         7.055          7.051         7.048         7.045         7.043          7.041          7.037
          100-04          7.045         7.039          7.034         7.029         7.026         7.023          7.020          7.015
          100-08          7.030         7.022          7.016         7.011         7.006         7.002          6.999          6.993
          100-12          7.016         7.006          6.999         6.992         6.987         6.982          6.978          6.971
          100-16          7.001         6.990          6.981         6.974         6.968         6.962          6.957          6.949
          100-20          6.987         6.974          6.964         6.955         6.948         6.942          6.937          6.927
          100-24          6.972         6.958          6.947         6.937         6.929         6.922          6.916          6.906
          100-28          6.958         6.942          6.929         6.919         6.910         6.902          6.895          6.884
          101-00          6.943         6.926          6.912         6.900         6.891         6.882          6.875          6.862
          101-04          6.929         6.910          6.895         6.882         6.871         6.862          6.854          6.840

             WAL         15.262        12.728         11.120        10.044         9.285         8.723          8.288          7.655
        Mod Durn          8.467         7.659          7.097         6.688         6.377         6.131          5.931          5.621
Principal Window  Jun02 - Oct31 Jun02 - Oct31  Jun02 - Oct31 Jun02 - Oct31 Jun02 - Oct31 Jun02 - Oct31  Jun02 - Oct31  Jun02 - Oct31

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appe this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participa preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction

                                BAFC021 -- SUBORD

Balance             $6,169,788.02           Delay                    19
Coupon              7.00000                 Dated                    05/01/2002
Settle              05/30/2002              First Payment            06/20/2002

 Price     25 PPC      50 PPC    75 PPC      100 PPC       125 PPC      150 PPC     175 PPC       200 PPC


   Treasury     Mat   0.5YR      2YR    5YR    10YR   30YR
                Yld    1.92     3.37   4.55    5.23   5.72

       Swap     Mat   0.5YR       2YR   2.89YR     3YR     4YR     5YR
                Yld   2.364     3.895    4.432   4.498   4.818   5.101


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appe this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participa preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction

                                 BAFC021 -- NAS

Balance          $15,400,000.00      Delay    19
Coupon           7.00000             Dated    05/01/2002 Settle      05/30/2002
First Payment    06/20/2002

     Price                25 PPC      50 PPC       75 PPC       100 PPC          125 PPC       150 PPC      175 PPC      200 PPC

                         Yield         Yield         Yield           Yield          Yield         Yield         Yield        Yield
          101-02         6.946         6.928         6.914           6.902          6.888         6.851         6.801        6.746
          101-06         6.932         6.913         6.897           6.884          6.869         6.829         6.775        6.715
          101-10         6.918         6.898         6.881           6.867          6.851         6.807         6.749        6.685
          101-14         6.905         6.883         6.865           6.850          6.832         6.785         6.723        6.654
          101-18         6.891         6.868         6.849           6.832          6.814         6.764         6.697        6.623
          101-22         6.878         6.853         6.832           6.815          6.795         6.742         6.671        6.592
          101-26         6.864         6.838         6.816           6.798          6.777         6.720         6.645        6.562
          101-30         6.851         6.823         6.800           6.781          6.758         6.699         6.619        6.531
          102-02         6.838         6.808         6.784           6.764          6.740         6.677         6.594        6.501
          102-06         6.824         6.794         6.768           6.746          6.722         6.656         6.568        6.470
          102-10         6.811         6.779         6.752           6.729          6.703         6.634         6.542        6.440
          102-14         6.798         6.764         6.736           6.712          6.685         6.613         6.517        6.410
          102-18         6.784         6.749         6.720           6.695          6.667         6.591         6.491        6.379
          102-22         6.771         6.735         6.704           6.678          6.649         6.570         6.465        6.349
          102-26         6.758         6.720         6.688           6.661          6.631         6.549         6.440        6.319
          102-30         6.745         6.705         6.672           6.644          6.612         6.527         6.414        6.289
          103-02         6.731         6.690         6.656           6.627          6.594         6.506         6.389        6.258
          103-06         6.718         6.676         6.640           6.610          6.576         6.485         6.363        6.228
          103-10         6.705         6.661         6.624           6.594          6.558         6.464         6.338        6.198
          103-14         6.692         6.647         6.609           6.577          6.540         6.442         6.313        6.168
          103-18         6.679         6.632         6.593           6.560          6.522         6.421         6.287        6.138
          103-22         6.666         6.618         6.577           6.543          6.504         6.400         6.262        6.108
          103-26         6.653         6.603         6.561           6.526          6.486         6.379         6.237        6.079
          103-30         6.640         6.589         6.546           6.510          6.468         6.358         6.212        6.049
          104-02         6.627         6.574         6.530           6.493          6.450         6.337         6.186        6.019

             WAL        16.381        13.597        11.830          10.649          9.567         7.618         6.004        4.864
        Mod Durn         9.126         8.215         7.580           7.118          6.653         5.666         4.733        4.001
Principal Window Jun07 - Oct31 Jun07 - Oct31 Jun07 - Oct31   Jun07 - Oct31  Jun07 - Oct31 Jun07 - Oct31 Nov06 - Oct31 Mar06 - Jun09



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appe this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participa preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction

                                 BAFC021 -- NAS

Balance          $15,400,000.00    Delay            19
Coupon           7.00000           Dated            05/01/2002
Settle           06/20/2002        First Payment    05/30/2002

Price       25 PPC    50 PPC    75 PPC   100 PPC   125 PPC    150 PPC    175 PPC    200 PPC



    Treasury    Mat 0.5YR   2YR  5YR  10YR 30YR
                Yld  1.92  3.37 4.55  5.23 5.72

        Swap    Mat  0.5YR   2YR  2.89YR   3YR   4YR   5YR
                Yld  2.364 3.895   4.432 4.498 4.818 5.101


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appe this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participa preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction

Banc of America Securities                   Deal Summary Report         bafc021
5/22/02 7:00:48 PM
Closing Date: 05/30/2002           100 PPC
First Pay: 06/20/2002

Tranche       Balance   Coupon  Principal  Aver. Dur Tx/   Spread  Yield Price $@1bp  Accrued NetNet   DV01   Arb    Cap Mult Bal %
Name                              Window    Life     Index Margin          %           Int(M)  (MM)           Stat
Collat  154,244,700.56 7.22917 06/02-10/31  4.23                0  0.000       0.000   0.000  0.000  0.00000  0.0000          100.00
PO        1,477,348.19 0.00000 06/02-10/31  4.18                0  0.000       0.000   0.000  0.000  0.00000  0.0000            0.96
WAC_IO   97,591,787.78 0.46817 06/02-07/31  4.22                0  0.000       0.000   0.000  0.000  0.00000  0.0000           63.27
NAS      15,400,000.00 7.00000 06/07-10/31 10.65                0  0.000       0.000   0.000  0.000  0.00000  0.0000            9.98
YBFLOAT  20,937,000.00 7.59703 06/02-04/14  2.99                0  0.000       0.000   0.000  0.000  0.00000  0.0000           13.57
A1       25,000,000.00 7.00000 06/02-04/14  2.99                0  0.000       0.000   0.000  0.000  0.00000  0.0000           16.21
A10       5,000,000.00 6.75000 06/02-04/14  2.99                0  0.000       0.000   0.000  0.000  0.00000  0.0000            3.24
A12       5,000,000.00 6.25000 06/02-04/14  2.99                0  0.000       0.000   0.000  0.000  0.00000  0.0000            3.24
A11       5,000,000.00 6.50000 06/02-04/14  2.99                0  0.000       0.000   0.000  0.000  0.00000  0.0000            3.24
A13       5,000,000.00 6.00000 06/02-04/14  2.99                0  0.000       0.000   0.000  0.000  0.00000  0.0000            3.24
A2       50,000,000.00 7.00000 06/02-01/07  1.95                0  0.000       0.000   0.000  0.000  0.00000  0.0000           32.42
A3       14,114,000.00 7.00000 01/07-04/14  6.69                0  0.000       0.000   0.000  0.000  0.00000  0.0000            9.15
A4        1,146,564.35 7.00000 04/14-10/31 15.58                0  0.000       0.000   0.000  0.000  0.00000  0.0000            0.74
SUBORD    6,169,788.02 7.00000 06/02-10/31 10.04                0  0.000       0.000   0.000  0.000  0.00000  0.0000            4.00

Tot: 14 154,244,701.   7.22917              4.23  NA                  NA  0-00 0.000 898.244  0.898

Collateral                                                            Economics

Type        Bal(MM)   Coup      Prepay      WAM     Age    AcrInt(M)     Price      Cost(MM)   Outflow              Inflow
POOL         54.955   6.830    PPC 100      353      7                   100.000               Expenses     0.00
POOL         97.332   7.468    PPC 100      350     10                   100.000
POOL          1.698   6.416    PPC 100      173      7                   100.000                                    Carry:         0
POOL          0.260   7.496    PPC 100      170     10                   100.000                                    Resid Value:
# 4         154.245  7.2292               349.0    9.0      0.000          0.000    0.000      Accr Int:       0    Accr Int:      0
                                                                                               Collateral:     0    Bonds:         0
                                                                                               Total:          0    Total:         0

                               Takeout: 0 0-00.00

Treasury
Mat  0.5YR    2YR     5YR     10YR    30YR
Yld   1.92   3.37    4.55     5.23    5.72

Swap
Mat  0.5YR     2YR   2.89YR     3YR     4YR     5YR
Yld  2.364   3.895    4.432   4.498   4.818   5.101

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